UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

SmartStop Self Storage REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42584	46-1722812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road
Ladera Ranch, California		92694
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 418-5144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 18, 2026, SmartStop OP, L.P. (the "Operating Partnership"), the operating partnership of SmartStop Self Storage REIT, Inc. (the "Company"), completed a private placement of $200 million CAD aggregate principal amount of its 4.317% Senior Unsecured Notes due February 18, 2031 (the "2031 Notes"). The 2031 Notes were sold on a private placement basis in Canada at a price of $1,000 CAD per $1,000 CAD principal amount, and were issued under an indenture with Computershare Trust Company of Canada, as trustee, as supplemented by a third supplemental indenture dated August 18, 2026. Interest is payable semiannually in arrears on February 18 and August 18 of each year, commencing February 18, 2027. The 2031 Notes are guaranteed by the Company and certain of its subsidiaries and are rated BBB (Stable) by Morningstar DBRS. The Operating Partnership used the net proceeds from the offering to repay existing indebtedness, including repayment of amounts drawn under its revolving credit facility, and for general corporate purposes.

On August 18, 2026, the Company issued a press release announcing the closing of the offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The 2031 Notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated August 18, 2026

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SmartStop Self Storage REIT, Inc.

Date:	August 18, 2026	By:	/s/ James R. Barry
Chief Financial Officer and Treasurer